DRYDEN GLOBAL TOTAL RETURN FUND, INC.

Supplement dated April 10, 2006 to the

Statement of Additional Information dated April 3, 2005

This supplement sets forth the changes to the Dryden Global Total Return Fund, Inc. Statement of Additional Information, as explained below:

The section of the Statement of Additional Information entitled “Management & Advisory Arrangements” is hereby amended by deleting the subadvisory fee for Prudential Investment Management, Inc. (PIM) appearing in the table entitled “Subadvisory Fees Paid by PI” and substituting the following fee rate:

0.325% up to $1 billion;

0.285% over $1 billion

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